Schedule 14C Information

Information Statement Pursuant to

Section 14(c) of the Securities Exchange Act of 1934

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TIFF INVESTMENT PROGRAM, INC.

(Name of Registrant as Specified in Its Charter)

____________________________________________________________

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TIFF INVESTMENT PROGRAM, INC.

Four Tower Bridge

200 Barr Harbor Drive, Suite 100

West Conshohocken, Pennsylvania 19428

_____________

TIFF Multi-Asset Fund

____________

INFORMATION STATEMENT

August 29, 2012

Important Notice Regarding

Internet Availability of this Information Statement:

This Information Statement is available at
https://wwws.tiff.org/MutualFunds/reports/prospectus/InfoStatement.pdf

This Information Statement is being furnished to all persons owning shares (“members”) of TIFF Multi-Asset Fund (“Multi-Asset Fund” or the “Fund”), a series of TIFF Investment Program, Inc. (“TIP”), to provide members with information regarding an amended and restated money manager agreement (the “amended agreement”) between TIP, on behalf of Multi-Asset Fund, and Smith Breeden Associates, Inc. (“Smith Breeden”). This Information Statement explains why the board of directors of TIP, all of whom are not “interested persons” of TIP (the “board” or the “directors”), as such term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), approved the amended agreement in connection with a proposal to fund new investment mandates with Smith Breeden. Among other things, this Information Statement describes generally the terms of the amended agreement and provides information about Smith Breeden.

This Information Statement is being delivered on or about August 29, 2012 to members of record as of August 3, 2012.

Multi-Asset Fund is providing this Information Statement solely for your information as required by an exemptive order issued by the Securities and Exchange Commission (the “SEC”), as described herein. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This Information Statement consists of two parts:

PART I contains information relating to Multi-Asset Fund, the amended agreement, the multi-manager method employed by TIP and its investment adviser, TIFF Advisory Services, Inc. (“TAS” or the “Adviser”), and TIP’s advisory agreement with TAS.

PART II contains information about TIP, TAS, Smith Breeden, and other miscellaneous items.

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I.	AMENDED AND RESTATED MONEY MANAGER AGREEMENT BETWEEN TIP AND SMITH BREEDEN

Multi-Asset Fund operates on a “multi-manager” basis, which means that its assets are divided into multiple segments and those segments are managed by different money management firms as money managers to TIP.  TAS manages a portion of Multi-Asset Fund’s assets directly and is also responsible for determining the appropriate manner in which to allocate assets among money managers, supervising money managers, and making recommendations to the TIP board about new money managers, investment mandates, and the Fund’s investment policies and strategies.  There is no pre-specified target allocation of assets to any particular money manager. Each money manager manages a segment of Multi-Asset Fund pursuant to a money manager agreement.

During an in-person meeting held on June 27, 2012, the board evaluated and approved an amended and restated money manager agreement (“amended agreement”), effective July 1, 2012, with Smith Breeden on behalf of Multi-Asset Fund.

In general, a mutual fund cannot enter into new investment advisory agreements or materially amend existing investment advisory agreements unless the members of that mutual fund vote to approve the agreements.  Multi-Asset Fund, however, has entered into the amended agreement with Smith Breeden without seeking the votes of members in accordance with an exemptive order issued by the SEC (the “Exemptive Order”).  The Exemptive Order permits TAS and the TIP funds, subject to board approval, to enter into and materially amend contracts with money managers not affiliated with TAS without seeking or receiving member approval of those contracts.  The Exemptive Order does not apply to the advisory agreements with TIP’s investment adviser, TAS, or any amendments to those agreements.  This Information Statement is being provided to all members of Multi-Asset Fund to provide information relating to the amended agreement with Smith Breeden as required by one of the conditions of the Exemptive Order.

Description of the Advisory Agreement with TAS

TAS acts as investment adviser to Multi-Asset Fund pursuant to an Amended and Restated Advisory Agreement dated June 1, 2011 (the “Advisory Agreement”). The Advisory Agreement, which was initially approved by the directors of TIP at a meeting held on March 21, 2011, was last submitted for a vote and approved by Multi-Asset Fund’s members at a special meeting of the members held on May 23, 2011.  The purpose of submission of the Advisory Agreement to the Fund’s members was to seek approval of the Advisory Agreement, including an increase in the advisory fee paid by Multi-Asset Fund to TAS. The board last approved continuance of the Advisory Agreement for Multi-Asset Fund at a meeting held on June 27, 2012. The previous advisory agreement between TAS and the Fund, dated as of March 31, 1995, as amended, was superseded by the new Advisory Agreement upon its effectiveness.

Under the Advisory Agreement, TAS manages the investment program of Multi-Asset Fund and performs such duties as the board and TAS agree are appropriate to support and enhance the investment program of the Fund.  The Advisory Agreement provides that TAS will seek to achieve the Fund’s investment and performance objectives by identifying and recommending to the board independent money managers for Multi-Asset Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, and employing certain risk management and other investment techniques.

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Under Multi-Asset Fund’s Advisory Agreement, the Fund pays TAS on a monthly basis an annualized fee of 0.25% on the first $1 billion of Multi-Asset Fund’s average daily net assets; 0.23% on the next $1 billion of assets; 0.20% on the next $1 billion; and 0.18% on assets exceeding $3 billion.  Prior to June 1, 2011, the Fund paid TAS an annualized fee of 0.20% on the first $500 million of Multi-Asset Fund’s average daily net assets; 0.18% on the next $500 million of assets; 0.15% on the next $500 million of assets; 0.13% on the next $500 million of assets; 0.11% on the next $500 million of assets; and 0.09% on assets exceeding $2.5 billion in accordance with the previous advisory agreement between TAS and the Fund. For the fiscal year ended December 31, 2011, Multi-Asset Fund paid TAS for its services to the Fund under the Advisory Agreement and the previous advisory agreement, as applicable, advisory fees of $7,328,206.  For the fiscal year ended December 31, 2011, Multi-Asset Fund paid directly to the Fund’s money managers management fees of $12,067,022.

TAS also provides certain administrative and other services to TIP pursuant to a services agreement. Under the services agreement, TAS receives 0.02% per annum of the Fund’s daily net assets for such services provided to Multi-Asset Fund. For the year ended December 31, 2011, the fees paid to TAS by Multi-Asset Fund under the services agreement were $816,636.

The Amended Agreement between TIP and Smith Breeden

Multi-Asset Fund has engaged TAS and eleven independent money managers, including Smith Breeden, to oversee Multi-Asset Fund’s investment decisions. Prior to July 1, 2012, Smith Breeden managed certain assets of Multi-Asset Fund pursuant to a form of money manager agreement that was dated July 1, 2009 (“previous agreement”). The directors initially approved the previous agreement with Smith Breeden at a meeting held on June 16-17, 2009, and last approved the continuance of the previous agreement with Smith Breeden at a meeting held on June 15-16, 2011. Because Multi-Asset Fund operates pursuant to the Exemptive Order, the previous agreement was not required to be, and has not been, submitted to a vote of members. Smith Breeden has managed assets for Multi-Asset Fund since 2003 pursuant to an earlier form of money manager agreement. At a meeting held on June 27, 2012, the directors evaluated and approved the amended agreement with Smith Breeden to enable Smith Breeden to manage new investment mandates for Multi-Asset Fund in addition to the mandate that was being managed pursuant to the previous agreement.

The previous agreement provided for money manager fees payable to Smith Breeden based on performance. The fee formula entailed a floor of 10 basis points on the first $200 million of net assets managed for Multi-Asset Fund (5 basis points on the net assets over $200 million), a cap of 85 basis points, and a fulcrum fee of 48 basis points. The portfolio had to earn 205 basis points over the total return of Barclays US Government Inflation-Linked Bond Index, measured over rolling 12-month periods, in order for Smith Breeden to earn the fulcrum fee. During the fiscal year ended December 31, 2011, the aggregate money manager fees earned by Smith Breeden were $848,696.

TAS recommended that the board approve the amended agreement in connection with a proposal to engage Smith Breeden to manage additional investment mandates for the Fund. Under the amended agreement, Smith Breeden will continue to manage assets under the existing mandate, combining a portfolio of US Treasury inflation-protected securities with a variety of active management techniques, including the selection and active trading of high grade bonds, including corporate bonds, mortgage-backed and asset-backed securities, and bond futures contracts (“US Treasury inflation-protected securities mandate”). As of July 1, 2012, Smith Breeden will manage two or more additional portfolios: 1) a portfolio focused on US Treasury obligations, including US Treasury inflation-protected securities, US Treasury bonds, notes, or bills, or other US Treasury or agency obligations and related derivatives, as from time to time determined by Smith Breeden in consultation with TAS (“US Treasury obligations mandate”); and 2) one or more additional fixed income investment mandates that will be used opportunistically in an effort to generate equity-like returns with instruments that offer diversification from Multi-Asset Fund’s other equity holdings or less downside risk than equities. Such mandates may involve the use of long positions and/or short positions with primary emphasis on agency and non-agency mortgage-backed and asset-backed securities backed by residential and commercial mortgages and consumer receivables (“additional equity-like return mandates”). In recommending the additional investment mandates, TAS was seeking to enhance Multi-Asset Fund’s risk-adjusted returns and facilitate TAS’s management of Multi-Asset Fund’s market exposures. The previous agreement and the amended agreement are substantially identical in all material respects except for the addition of new fee schedules related to the new investment mandates and related conforming changes.

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Upon the recommendation of TAS and after considering a variety of factors (as described below under “Consideration of the Amended Agreement by the Board”), the directors voted on June 27, 2012, to approve the amended agreement with Smith Breeden to become effective as of July 1, 2012.  The terms of the amended agreement are more fully described below under “Description of the Amended Agreement.”

Consideration of the Amended Agreement by the Board

The board considered the amended agreement with Smith Breeden as part of its annual review of TIP’s advisory agreements and fees at the meeting held on June 27, 2012. In connection with the meeting, the board requested and received information from TAS and Smith Breeden in advance of the meeting, which the board reviewed separately in executive sessions with its independent counsel. The materials provided included information regarding personnel and services, investment process and strategies, portfolio holdings, portfolio management, fees and expenses, and performance. Information about brokerage practices was also supplied, including allocation methodologies, best execution, commission rates, and commission recapture or soft dollar arrangements. It was noted that Smith Breeden generally does not participate in soft dollar programs. Extensive information with respect to compliance, administration, and risk management was supplied, such as information on Smith Breeden’s compliance programs, including its code of ethics and business continuity procedures, as well as information concerning any material violations of such programs, chief compliance officer background, disclosure about regulatory examinations or other inquiries, and litigation proceedings affecting Smith Breeden. In addition, the board considered the following: (1) a memorandum from the board’s independent counsel setting forth the board’s fiduciary duties and responsibilities under the 1940 Act and the factors the board should consider in its evaluation of the advisory agreements; (2) Smith Breeden’s responses to a questionnaire prepared by the board’s independent counsel requesting information necessary for the directors’ evaluation of the amended agreement; (3) a Lipper Inc. (“Lipper”) report comparing the performance of the Fund to the performance of its applicable peer groups, and comparing the Fund’s advisory fees and expenses to those of its peer groups; and (4) information detailing the individual portfolio managers of Smith Breeden, the current and proposed fee schedules, fees paid to Smith Breeden, and the terms of the amended agreement as compared to the previous agreement.

In approving the amended agreement with Smith Breeden, the board considered the information provided by Smith Breeden, the information provided in connection with the annual review of TIP’s advisory agreements and fees at the June 27, 2012 meeting, as well as such other information as the board considered appropriate. The board noted that it receives information at regular meetings throughout the year related to services rendered by TAS and Smith Breeden, as well as Multi-Asset Fund’s and Smith Breeden’s performance. It also noted that it receives information between regular meetings as the need arises. The board’s evaluation of the services provided by Smith Breeden took into account the board’s knowledge of and familiarity with Smith Breeden gained as board members, including the scope and quality of Smith Breeden’s investment management capabilities. The board also considered Smith Breeden’s skills and experience in managing the existing portfolio and portfolios similar in nature to the proposed new investment mandates. The board concluded that, overall, it was satisfied with the nature, extent, and quality of the services currently being provided, and expected to be provided, by Smith Breeden. The board did not specifically consider the profitability of Smith Breeden resulting from its relationship with Multi-Asset Fund because Smith Breeden is not affiliated with TAS or TIP except by virtue of as serving as a money manager, and the fees to be paid to Smith Breeden were negotiated on an arm’s length basis in a competitive market place. The board noted that the proposed new mandates for Smith Breeden had been recommended by TAS.

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In evaluating the amended agreement with Smith Breeden at the June 27, 2012 meeting, the board considered a number of additional factors. The board based its evaluation on the material factors presented to it at the meeting and described above, including: (1) the terms of the amended agreement; (2) the reasonableness of the money manager’s fees in light of the nature, quality, and extent of the money manager services provided and expected to be provided by Smith Breeden and any additional benefits received by Smith Breeden in connection with providing services to Multi-Asset Fund; (3) the nature, quality, and extent of the services performed by Smith Breeden; (4) the contribution of Smith Breeden towards the overall performance of Multi-Asset Fund; (5) the fees charged and to be charged by Smith Breeden; and (6) the overall organization, skills, and experience of Smith Breeden in managing the existing portfolio for Multi-Asset Fund and portfolios similar in nature to the proposed new investment mandates. The board noted that each of the three fee schedules in the amended agreement included breakpoints and that two of the three fee schedules in the amended agreement provided for performance-adjusted compensation arrangements in keeping with Multi-Asset Fund’s performance goals. In arriving at its decision to approve the amended agreement, the board did not single out any one factor or group of factors as being more important than the other factors, but considered all of these factors together with a view toward past and future long-term considerations.

After carefully considering the information summarized above, including Smith Breeden’s responses to the questionnaire prepared on behalf of the board, and all factors deemed to be relevant, and after further discussion, the board unanimously voted to approve the amended agreement with Smith Breeden for Multi-Asset Fund. Prior to a vote being taken to approve the amended agreement, the board met separately in executive session to discuss the appropriateness of the agreement and other considerations. In their deliberations with respect to these matters, the directors were advised by their independent legal counsel. The directors weighed the foregoing matters in light of the advice given to them by their independent legal counsel as to the law applicable to the review of investment advisory contracts. The board concluded that the amended agreement with Smith Breeden was reasonable, fair, and in the best interests of Multi-Asset Fund and its members, and that the fees provided in such agreement were fair and reasonable.

Description of the Amended Agreement

The amended agreement with Smith Breeden for Multi-Asset Fund is included as Appendix A to this Information Statement. The following description of the amended agreement is qualified in its entirety by reference to the full text of the amended agreement as set forth in Appendix A.

Both the previous agreement and the amended agreement with Smith Breeden provide that Smith Breeden will manage the investment and reinvestment of certain assets of Multi-Asset Fund allocated to it from time to time by TAS, subject to the supervision of the board and TAS. Both the previous agreement and the amended agreement require Smith Breeden to give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law when placing orders for the purchase and sale of securities on behalf of the Fund. In evaluating the terms available for executing particular transactions and in selecting broker-dealers, Smith Breeden may consider those factors it deems relevant, including brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided by such broker-dealers. Smith Breeden is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is higher than the commission another broker-dealer would have charged for effecting that transaction if the money manager determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. In addition, both the previous agreement and the amended agreement include provisions relating to the confidentiality of the information and recommendations supplied by either party to the agreement and restrict Smith Breeden from consulting with other money managers for Multi-Asset Fund about transactions in securities or other assets of that Fund, except under certain circumstances.

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The amended agreement provides that Smith Breeden will be compensated in part based on assets and in part based on performance. For assets managed by Smith Breeden in the US Treasury obligations mandate, the manager will receive 0.03% per year on the first $500 million of net assets comprising the mandate, and 0.02% per year on amounts above $500 million. For assets managed by Smith Breeden in the US Treasury inflation-protected securities mandate, Smith Breeden’s fee formula entails a floor of 10 basis points on the first $200 million of net assets comprising the mandate (5 basis points on the net assets over $200 million), a cap of 85 basis points, and a fulcrum fee of 48 basis points. The portfolio must earn 205 basis points over the total return of a benchmark, measured over rolling 12-month periods, in order for the manager to earn the fulcrum fee. The benchmark for purposes of determining excess return is the total return of the Barclays US Government Inflation-Linked Bond Index. This fee schedule is identical to the fee schedule in the previous agreement. For assets managed by Smith Breeden in the additional equity-like returns mandates, the fee formula entails an asset-based component and a performance-based component. The asset-based fee consists of 0.30% per year on the first $200 million of all assets comprising the mandate, and 0.25% per year on amounts above $200 million. The performance-based fee is determined by first calculating an “incentive” by (i) determining the net appreciation or net depreciation of the portfolio for the applicable calendar month; (ii) subtracting from that result the asset-based fee for the month and a hurdle, where the hurdle is the total return of 1-month LIBOR for the applicable month plus 1/12th of 2.35%; and (iii) multiplying the result by 20%. The incentive, whether positive or negative, is accumulated in a memo account from which 2.5% or 10% is paid to the manager for the month depending on whether the value of the memo account is less than or equal to/greater than 4.8% of value of the assets managed under this mandate.

The amended agreement, like the previous agreement, provides that it (i) will continue in effect for a period of one (1) year from the date of the agreement, and thereafter from year to year if the continuance of the agreement is approved at least annually in conformity with the requirements of the 1940 Act; (ii) may be further amended by mutual consent of the parties thereto, but the consent of Multi-Asset Fund must be approved in conformity with the requirements of the 1940 Act and any order of the SEC that may address the applicability of such requirements in the case of the Fund; (iii) may be terminated without payment of any penalty by (a) the Fund, if a decision to terminate is made by the board of directors of TIP or by a vote of a majority of that Fund’s outstanding voting securities (as defined in the 1940 Act), or (b) by Smith Breeden with at least 30 days’ written notice; and (iv) will terminate automatically in the event of its “assignment,” as defined in the 1940 Act.

The amended agreement, like the previous agreement, provides that Smith Breeden shall not be liable to Multi-Asset Fund, TIP, or TAS for any error of judgment, but shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by Smith Breeden in providing services under the applicable amended agreement or from reckless disregard by Smith Breeden of its obligations and duties under the amended agreement.

Additional Fee Information

The following table summarizes Multi-Asset Fund’s expenses for its 2011 fiscal year. The table also shows a pro forma estimate of what such 2011 expenses would have been had Smith Breeden served as a money manager for Multi-Asset Fund during that year under the new fee arrangements described in this information statement. The table assumes that, in addition to its existing mandate, Smith Breeden managed throughout 2011 a portfolio of US Treasury obligations and one equity-like returns portfolio for Multi-Asset Fund, and that the assets managed in the two new portfolios were re-allocated in part from assets managed by TAS and in part from Smith Breeden’s existing portfolio. The pro forma expenses do not reflect the performance component of the equity-like returns mandate fee schedule because it is not known how such a portfolio would have performed during the period. The table is designed to facilitate an understanding of the potential impact of Smith Breeden’s new fee schedules on Multi-Asset Fund’s fees and expenses. Actual fund fees and expenses will differ from those presented here due in part to factors such as the money manager’s performance and the Fund’s average net assets during relevant periods.

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	Multi-Asset Fund
	2011 Actual Expenses (Restated)	2011 Pro Forma Expenses
Shareholder Fees (fees paid directly from your investment):
Entry Fees on Purchases (as a percentage of amount invested)	0.50%	0.50%
Redemption Fees (as a percentage of amount redeemed)	0.50%	0.50%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees	0.59% [a]	0.59% [a], [b]
Other Expenses	0.20%	0.20%
Acquired Fund Fees and Expenses	0.37%	0.37%

Total Annual Fund Operating Expenses	1.16% [a], [c]	1.16% [a], [b]

[a] Management Fees and Total Annual Fund Operating Expenses have been restated to show an estimate of what the Fund’s expenses would have been in 2011 had (i) the fee schedule in the amended and restated advisory agreement between TIP and TAS, on behalf of Multi-Asset Fund, been in effect during all of 2011, and (ii) the new money manager agreements with OVS Capital Management, LLP and Lansdowne Partners Limited Partnership been in effect during 2011. With respect to OVS Capital Management, LLP, the restated fees and expenses show only the effects of the asset-based portion of the fee schedule but not the performance-based portion of the fee schedule.

[b] Pro Forma Management Fees and Total Annual Fund Operating Expenses show only the effects of the asset-based portion of Smith Breeden’s equity-like returns mandate fee schedule but not the performance-based portion of the fee schedule.

[c] Total Annual Fund Operating Expenses may not correspond to the ratio of expenses to average net assets shown in the Financial Highlights section of the prospectus, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

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Cost of Investing Example

This example is intended to help members compare the cost of investing in Multi-Asset Fund with the cost of investing in other mutual funds. In calculating the example, the actual expenses of Multi-Asset Fund during 2011 (restated as described above) are used, as are pro forma estimates of what 2011 expenses would have been had the new arrangements with Smith Breeden been in effect during 2011, as shown in the expense table above. The pro forma examples do not reflect the performance fee component of Smith Breeden’s equity-like returns mandate fee schedule. The actual and pro forma examples assume that a member invests $10,000 in Multi-Asset Fund for the time periods indicated. The examples also assume that the investment has a 5% return each year, the Fund’s operating expenses remain the same based upon the expenses as shown in the fee table, and all dividends and distributions are reinvested. Entry fees are reﬂected in both scenarios and redemption (exit) fees are reﬂected in the rows labeled “With redemption at end of period.”  Actual costs may be higher or lower.

	Multi-Asset Fund
	2011 Actual	2011 Pro Forma
One Year
With redemption at end of period	$219	$219
No redemption at end of period	$168	$168

Three Years
With redemption at end of period	$472	$472
No redemption at end of period	$417	$417

Five Years
With redemption at end of period	$745	$745
No redemption at end of period	$685	$685

Ten Years
With redemption at end of period	$1,524	$1, 524
No redemption at end of period	$1,452	$1, 452

II.	OTHER INFORMATION

Information about TIP

TIP is a no-load, open-end management investment company that seeks to improve the net investment returns of its members by making available to them two distinct funds, each with its own investment objective and policies. TIP was incorporated under Maryland law on December 23, 1993, and at present consists of TIFF Multi-Asset Fund and TIFF Short-Term Fund. The mutual funds are available primarily to foundations, endowments, other 501(c)(3) organizations, and certain other non-profit organizations.

Information about TAS

TAS is the investment adviser to the TIP mutual funds.  TAS’s principal offices are at Four Tower Bridge, 200 Barr Harbor Drive, Suite 100, West Conshohocken, PA 19428.  TAS seeks to achieve Multi-Asset Fund’s investment and performance objectives in part by identifying and recommending to the board independent money managers for the Fund, managing and allocating cash among asset classes and money managers, as applicable, monitoring the money managers’ and the Fund’s performance, and employing certain risk management and other techniques.  The money managers are responsible for day-to-day investment decisions for that portion of Multi-Asset Fund’s assets allocated to them.  Each money manager specializes in a particular market sector or utilizes a particular investment style.  TAS may invest a substantial portion of the Fund’s assets in futures contracts, derivative investments, duration investments, and other securities and financial instruments in accordance with the Fund’s objective, policies, and restrictions.

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Information about Smith Breeden

Smith Breeden Associates, Inc. is located at 280 South Mangum Street, Suite 301, Durham, NC 27701. As of June 30, 2012, Smith Breeden had assets under management of approximately $6.6 billion. Timothy D. Rowe (Principal) has been a portfolio manager with Smith Breeden since 1988. Daniel C. Dektar (Chief Investment Officer, Co-Head of Investment Management Group) has been employed by Smith Breeden since 1986. Jeffrey C. Wheeler, CFA (Principal) was employed by the firm from 1998 to 2001, and returned in 2005 as a portfolio manager.

Each of Michael J. Giarla and Timothy D. Rowe owns of record or beneficially ten percent or more of the outstanding voting securities of Smith Breeden. No shareholder owns more than 25% of the voting securities or more than 25% of the voting rights, either directly or indirectly, including through a contractual right or otherwise. The following persons are the principal executive officer and directors of Smith Breeden:

Employee Directors:

•	Michael J. Giarla, Director, Chairman, President, and Chief Executive Officer
•	Stephen A. Eason, Director and Executive Vice President
•	Timothy D. Rowe, Director and Principal
•	John B. Sprow, Director and Executive Vice President
•	Daniel R. Adler, Director and Executive Vice President

Outside Directors:

•	Lewis T. Jester, Director, Retired Executive in the Oil Industry
•	Carl D. Bell, Director, Investment Management Professional with expertise in structured products and mortgage/housing finance

The control persons, shareholders, principal executive officer and directors located at 280 South Mangum Street, Suite 301, Durham, NC 27701 include Mr. Giarla, Mr. Eason, Mr. Rowe, and Mr. Adler. Mr. Sprow is located at 1301 Canyon Boulevard, Suite 224, Boulder, CO 80302.

Smith Breeden is not an investment adviser to any other registered investment companies with an investment objective similar to Multi-Asset Fund’s.

Interests of Directors and Officers

To the knowledge of Multi-Asset Fund, no director of TIP has any substantial interest, direct or indirect, by security holdings or otherwise, in the amended agreement with Smith Breeden. No director purchased or sold securities of or interests in Smith Breeden or any entity directly or indirectly controlling or controlled by Smith Breeden since January 1, 2011.  No director or officer of TIP is an officer, employee, director, general partner or shareholder of Smith Breeden. No director or officer of TIP owns securities or has any material direct or indirect interest in Smith Breeden or any other person controlling, controlled by, or under common control with Smith Breeden. No director of TIP had any material interest, direct or indirect, in any material transactions in which Smith Breeden or any entity directly or indirectly controlling or controlled by Smith Breeden, since January 1, 2011, or has such an interest in any such proposed transactions.

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Information Regarding the Service Providers to Multi-Asset Fund

Custodian, Administrator, Fund Accounting Agent, Transfer Agent, Registrar, and Dividend Disbursing Agent. State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, MA 02111-2900, serves as the custodian of TIP’s assets as well as its administrator, fund accounting agent, transfer agent, registrar, and dividend disbursing agent. As custodian, State Street may employ sub-custodians outside the United States.

Distributor.   Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, WI 53202, serves as the distributor of TIP’s shares.

Outstanding Shares and Significant Shareholders

As of August 3, 2012, Multi-Asset Fund had 302,468,345.676 shares outstanding.

As of August 3, 2012, there were no members that owned of record or beneficially 5% or more of the shares of common stock of Multi-Asset Fund.

As of August 3, 2012, the directors and officers of TIP as a group owned less than 1% of the outstanding shares of Multi-Asset Fund.

Annual and Semi-Annual Reports

TIP’s annual report for the fiscal year ended December 31, 2011, and semi-annual report for the period ended June 30, 2011, were previously distributed to members.  The semi-annual report for the period ended June 30, 2012 is expected to be distributed to members on or about August 29, 2012. TIP will furnish, without charge, an additional copy of its annual report for the fiscal year ended December 31, 2011, or semi-annual period ended June 30, 2011, or, when available, the next succeeding semi-annual report, to any member requesting such reports. An additional copy of the annual and semi-annual report may be obtained, without charge, by contacting TIP by mail, telephone or email using the contact information below or visiting the Securities and Exchange Commission’s website at www.sec.gov.

 Four Tower Bridge

200 Barr Harbor Drive, Suite 100

West Conshohocken, PA 19428

1-800-984-0084

www.tiff.org

Electronic mail inquiries:

Services offered by TIFF: info@tiff.org

Member-specific account data: memberservices@tiff.org

WE ARE NOT ASKING YOU FOR A PROXY,

AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

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Appendix A

Amended and Restated

Money Manager Agreement

This agreement (the "Agreement") is between TIFF Investment Program, Inc. ("TIP"), a Maryland corporation, for its TIFF Multi-Asset Fund and such other of its Funds as TIP and the Manager (as defined below) may agree upon from time to time (the "Fund") and Smith Breeden Associates, Inc. (the "Manager"), a registered investment adviser under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), and is effective as of July 1, 2012 (the "Effective Date").

Recitals

TIP is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"); and

TIP wishes to retain the Manager to render advisory services to the Fund and the Manager is willing to render those services.

The parties therefore agree as follows:

1.	Managed Assets

The Manager will provide investment management services with respect to assets placed with the Manager on behalf of the Fund from time to time. Such assets may be placed in one or more separately managed accounts (each, a “Managed Account”), and each Managed Account may be changed by investment, reinvestment, additions, disbursements of expenses, and withdrawals. All assets placed in such Managed Accounts are referred to in this Agreement collectively as the "Managed Assets." The Fund may make additions to or withdraw all or any portion of the Managed Assets from this management arrangement at any time.

2.	Appointment and Powers of Manager; Investment Approach

(a) Appointment. TIP, acting on behalf of the Fund, hereby appoints the Manager to manage the Managed Assets for the period and on the terms set forth in this Agreement. The Manager hereby accepts this appointment and agrees to render the services herein described in accordance with the requirements described in Section 3(a).

(b) Powers. Subject to the supervision of the board of directors of TIP and subject to the supervision of TIFF Advisory Services, Inc. ("TAS") as Investment Adviser to the Fund, the Manager shall direct investment of the Managed Assets in accordance with the requirements of Section 3(a). TIP, acting on behalf of the Fund grants, the Manager authority to:

(i)	acquire (by purchase, exchange, subscription, or otherwise), to hold, and to dispose of (by sale, exchange, or otherwise) securities and other investments;

(ii)	determine what portion of the Managed Assets will be held uninvested; and

(iii)	enter into such agreements and make such representations (including representations regarding the purchase of securities for investment) as may be necessary or proper in connection with the performance by the Manager of its duties hereunder.

(c) Power of Attorney. To enable the Manager to exercise fully the discretion granted hereunder, TIP appoints the Manager as its attorney-in-fact to invest, sell, and reinvest the Managed Assets as fully as TIP itself could do. The Manager hereby accepts this appointment.

(d) Voting. The Manager shall be authorized to vote on behalf of the Fund any proxies relating to the Managed Assets, provided, however, that the Manager shall comply with any instructions received from the Fund as to the voting of securities and handling of proxies.

(e) Independent Contractor. Except as expressly authorized herein, the Manager shall for all purposes be deemed to be an independent contractor and shall have no authority to act for or to represent TIP, the Fund, or TAS in any way, or otherwise to be an agent of any of them.

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Appendix A

(f) Reporting. The Manager shall furnish to TIP upon reasonable request such information that TIP may reasonably require to complete documents, reports, or regulatory filings.

3.	Requirements; Duties

(a) Requirements. In performing services for the Fund and otherwise discharging its obligations under this Agreement, the Manager shall act in conformity with the following requirements (the "Requirements"):

(i) the 1940 Act, the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations which apply to the Manager in conjunction with performing services for the Fund, if any;

(ii) TIP's Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-lA as filed with the Securities and Exchange Commission relating to the Fund and the shares of common stock in the Fund, as such Registration Statement may be amended from time to time (the "Registration Statement");

(iii) the Manager's Investment Guidelines for each Managed Account, which may be amended from time to time through mutual agreement by TAS and the Manager;

(iv) written instructions and directions of the board of directors of TIP; and

(v) written instructions and directions of TAS.

(b) Responsibility with Respect to Actions of Others. TIP may place the investment portfolio of each of its funds, including the Fund, with one or more investment managers. To the extent the applicability of, or conformity with, the Requirements depends upon investments made by, or activity of, the managers other than the Manager, the Manager agrees to comply with such Requirements: (i) to the extent that such compliance is within the Manager's Investment Guidelines; and (ii) to the extent that the Manager is provided with information sufficient to ascertain the applicability of such Requirements. If it appears to the Fund at any time that the Fund may not be in compliance with any Requirement and the Fund or TAS so notifies the Manager, the Manager shall promptly take such actions not inconsistent with applicable law as the Fund or TAS may reasonably specify to effect compliance.

(c) Responsibility with Respect to Performance of Duties. In performing its duties under this Agreement, the Manager will act solely in the interests of the Fund and shall use reasonable care and its best judgment in matters relating to the Fund. The Manager will not deal with the Managed Assets in its own interest or for its own account.

4.	Recordkeeping and Reporting

(a) Records. The Manager shall maintain proper and complete records relating to the furnishing of investment management services under this Agreement, including records with respect to the securities transactions for the Managed Assets required by Rule 31a-1 under the 1940 Act. All records maintained pursuant to this Agreement shall be subject to examination by the Fund and by persons authorized by it during reasonable business hours upon reasonable notice. Records required by Rule 31a-1 maintained as specified above shall be the property of the Fund; the Manager will preserve such records for the periods prescribed by Rule 31a-2 under the 1940 Act and shall surrender such records promptly at the Fund's request. Upon termination of this Agreement, the Manager shall promptly return records that are the Fund's property and, upon demand, shall make and deliver to the Fund true and complete and legible copies of such other records maintained as required by this Section 4(a) as the Fund may request. The Manager may retain copies of records furnished to the Fund.

(b) Reports to Custodian. The Manager shall provide to the Fund's custodian and to the Fund, on each business day, information relating to all transactions concerning the Managed Assets.

(c) Other Reports. The Manager shall render to the board of directors of TIP and to TAS such periodic and special reports as the board or TAS may reasonably request.

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Appendix A

5.	Purchase and Sale of Securities

(a) Selection of Brokers. The Manager shall place all orders for the purchase and sale of securities on behalf of the Fund with brokers or dealers selected by the Manager in conformity with the policy respecting brokerage set forth in the Registration Statement. Neither the Manager nor any of its officers, employees, or any of its "affiliated persons,” as defined in the 1940 Act, will act as principal or receive any compensation in connection with the purchase or sale of investments by the Fund other than the management fees provided for in Section 6 hereof.

In placing such orders, the Manager will give primary consideration to obtaining the most favorable price and efficient execution reasonably available under the circumstances and in accordance with applicable law. In evaluating the terms available for executing particular transactions for the Fund and in selecting broker-dealers to execute such transactions, the Manager may consider, in addition to commission cost and execution capabilities, those factors that it deems relevant, such as the financial stability and reputation of broker-dealers and the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by such broker-dealers. The Manager is authorized to pay a broker-dealer who provides such brokerage and research services a commission for executing a transaction which is in excess of the amount of commission another broker-dealer would have charged for effecting that transaction if the Manager determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer in discharging responsibilities with respect to the Fund or to other client accounts as to which it exercises investment discretion.

(b) Aggregating Orders. On occasions when the Manager deems the purchase or sale of a security to be in the best interest of the Fund as well as other advisory clients of the Manager, the Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of securities so purchased or sold, as well as the expense incurred in the transaction, will be made by the Manager in the manner it considers to be most equitable and consistent with its fiduciary obligations to the Fund and its other clients.

6.	Management Fees; Expenses

(a) Management Fees. Schedule I-A, I-B, and I-C attached hereto set out the fees to be paid by the Fund to the Manager for the respective Managed Accounts. In the case of the Managed Account that falls under Schedule I-A, fees will be paid by the Fund to the Manager each month, on or before the last business day of the month that follows the end of the month to which the fee relates and the applicable fee rate will be applied to the average daily net asset value of the Managed Assets of the relevant Managed Account for the applicable month, computed as described in the Fund's Registration Statement. In the case of the Managed Account that falls under Schedule I-B, fees will be paid by the Fund to the Manager each month on or before the last business day of the month that follows the end of each rolling 12-month measurement period, as applicable, and the applicable fee rate will be applied to the average daily net asset value of the Managed Assets of the relevant Managed Account for the rolling 12-month measurement period, computed as described in the Fund's Registration Statement and in Schedule I-B, and the result divided by 12 to determine the fee payable for each month. In the case of Managed Accounts that fall under Schedule I-C, fees will be paid by the Fund to the Manager each month on or before the last business day of the month that follows the end of the period to which the fee relates as set out in Schedule 1-C.

(b) Expenses. The Manager shall furnish at its own expense all of its own office facilities, equipment and supplies, and shall perform at its own expense all routine and recurring functions necessary to render the services required under this Agreement including administrative, bookkeeping and accounting, clerical, statistical, and correspondence functions. The Manager shall not have responsibility for calculating the Net Asset Value of the Fund's portfolio, but must daily review the pricing of the Managed Assets. The Fund shall be responsible for its own fees and expenses; provided, however, that expenses set forth in the following sentence shall be paid out of the Managed Assets. The Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, (1) custodial transaction fees for the Managed Assets, (ii) brokerage commissions, issue and transfer taxes and other costs of securities transactions to which the Fund is a party, including any portion of such commissions attributable to research and brokerage services; and (iii) taxes, if any, payable by the Fund. In addition, the Fund shall pay directly, or, if the Manager makes payment, reimburse the Manager for, such non-recurring special out-of-pocket costs and expenses as may be authorized in advance by the Fund.

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Appendix A

7.	Non-Exclusivity of Services

The Manager is free to act for its own account and to provide investment management services to others. The Fund acknowledges that the Manager and its officers and employees, and the Manager's other clients, may at any time have, acquire, increase, decrease or dispose of positions in the same investments which are at the same time being held, acquired or disposed of under this Agreement for the Fund. Neither the Manager nor any of its officers or employees shall have any obligation to effect a transaction under this Agreement simply because such a transaction is effected for his or its own account or for the account of another client. The Fund agrees that the Manager may refrain from providing any advice or services concerning securities of companies for which any officers, directors, partners or employees of the Manager or any of the Manager's affiliates act as financial adviser, investment manager or in any capacity that the Manager deems confidential, unless the Manager determines in its sole discretion that it may appropriately do so. The Fund appreciates that, for good commercial and legal reasons, material nonpublic information which becomes available to affiliates of the Manager through these relationships cannot be passed on to the Fund.

8.	Liability

The Manager shall not be liable to the Fund, TIP, or TAS for any error of judgment, but the Manager shall be liable to the Fund for any loss resulting from willful misfeasance, bad faith, or gross negligence by the Manager in providing services under this Agreement or from reckless disregard by the Manager of its obligations and duties under this Agreement.

TIP understands that certain provisions of this Agreement including, without limitation, this section of this Agreement, may serve to limit the potential liability of the Manager. TIP has had the opportunity to consult with Manager as well as, if desired, its professional advisors and legal counsel as to the effect of these provisions. TIP further understands that certain federal and state securities laws including, but not limited to, the Advisers Act, may impose liability or allow for legal remedies even where the Manager has acted in good faith and that the rights under those laws may be non-waivable. Nothing in this Agreement shall, in any way, constitute a waiver or limitation by TIP of any rights which may not be so limited or waived in accordance with applicable law.

9.	Representations

(a) The Manager hereby represents to the Fund that the Manager is registered as an investment adviser under the Advisers Act, that it has full power and authority to enter into and perform fully the terms of this Agreement and that the execution of this Agreement on behalf of the Manager has been duly authorized and, upon execution and delivery, this Agreement will be binding upon the Manager in accordance with its terms.

(b) The Manager represents that it complies in all material respects with all applicable laws, both federal and state.

(c) TIP hereby represents to the Manager that it has full power and authority to enter into this Agreement and that the execution of this Agreement on behalf of the Fund has been duly authorized and, upon execution and delivery, this Agreement will be binding upon TIP in accordance with its terms.

(d) TIP acknowledges receipt of Parts 2A and B of the Manager's Form ADV and Commodity Trading Advisor (CTA) Disclosure Document (if applicable).

(e) TIP represents that TIP and the Fund are in full compliance with all applicable state and federal securities laws and regulations.

10.	Term

This Agreement shall continue in effect for a period of one (1) year from the date hereof and shall thereafter be automatically renewed for successive periods of one (1) year each, provided such renewals are specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated without the payment of any penalty, by (a) the Fund, if a decision to terminate is made by the board of directors of TIP or by a vote of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act), or (b) the Manager, in each case with at least 30 days' written notice from the terminating party and on the date specified in the notice of termination.

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Appendix A

This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

11.	Amendment

Except as otherwise provided in this Agreement, this Agreement may be amended by mutual consent, but the consent of the Fund must be approved in conformity with the requirements of the 1940 Act and any order of the Securities and Exchange Commission that may address the applicability of such requirements in the case of the Fund.

12.	Notices

Notices or other communications required to be given pursuant to this Agreement shall be deemed duly given when delivered in writing or sent by fax or three days after mailing registered mail postage prepaid as follows:

Fund:	TIFF Investment Program

c/o TIFF Advisory Services, Inc.

Attn: General Counsel

Four Tower Bridge

200 Barr Harbor Drive, Suite 100

West Conshohocken, PA 19428

Fax: 610-684-8080

Manager:	Smith Breeden Associates, Inc.

280 South Mangum Street, Suite 301

Durham, NC 27701

Attention: Stephen A. Eason

Fax: 919-933-3356

Each party may change its address by giving notice as herein required.

13.	Sole Instrument

This instrument constitutes the sole and only agreement of the parties to it relating to its object and correctly sets forth the rights, duties, and obligations of each party to the other as of its date. Any prior agreements, promises, negotiations, or representations not expressly set forth in this Agreement are of no force or effect.

14.	Counterparts

This Agreement may be executed in counterparts, each of which shall be deemed to be an original and all of which, taken together, shall be deemed to constitute one and the same instrument.

15.	Applicable Law

This Agreement shall be governed by, and the rights of the parties arising hereunder construed in accordance with, the laws of the Commonwealth of Pennsylvania without reference to principles of conflict of laws. Nothing herein shall be construed to require either party to do anything in violation of any applicable law or regulation.

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Appendix A

16.	Confidential Information

Any information or recommendations supplied by any party to this Agreement, which are not otherwise in the public domain or previously known to another party in connection with the performance of obligations hereunder, including securities or other assets held or to be acquired by the Fund, transactions in securities or other assets effected or to be effected on behalf of the Fund, or financial information or any other information relating to a party to this Agreement, are to be regarded as confidential ("Confidential Information").

No party may use or disclose to others Confidential Information about the other party, except solely for the legitimate business purposes of the Fund for which the Confidential Information was provided; as may be required by applicable law or rule or compelled by judicial or regulatory authority having competent jurisdiction over the party; or as specifically agreed to in writing by the other party to which the Confidential Information pertains. Further, no party may trade in any securities issued by another party while in possession of material non-public information about that party. Lastly, the Manager may not consult with any other money managers for the Fund about transactions in securities or other assets of the Fund, except for purposes of complying with the 1940 Act or SEC rules or regulations applicable to the Fund. Nothing in this Agreement shall be construed to prevent the Manager from lawfully giving other entities investment advice about, or trading on their behalf in, shares issued by the Fund or securities or other assets held or to be acquired by the Fund.

PURSUANT TO AN EXEMPTION FROM THE COMMODITY FUTURES TRADING COMMISSION IN CONNECTION WITH ACCOUNTS OF QUALIFIED ELIGIBLE PERSONS, THIS AGREEMENT IS NOT REQUIRED TO BE, AND HAS NOT BEEN, FILED WITH THE COMMISSION. THE COMMODITY FUTURES TRADING COMMISSION DOES NOT PASS UPON THE MERITS OF PARTICIPATING IN AN ADVISORY PROGRAM OR UPON THE ADEQUACY OR ACCURACY OF THE COMMODITY TRADING ADVISER DISCLOSURE. CONSEQUENTLY, THE COMMODITY FUTURES TRADING COMMISSION HAS NOT REVIEWED OR APPROVED THIS ADVISORY PROGRAM OR THIS AGREEMENT.

IN WITNESS WHEREOF, the parties hereto execute this Agreement on and make it effective on the Effective Date specified in the first paragraph of this Agreement.

On behalf of Fund by the TIFF Investment Program, Inc. _/s/ Dawn I. Lezon____________________ Signature ___CFO_____________________________ Print Name/Title	On behalf of Smith Breeden Associates, Inc. _/s/ Stephen A. Eason__________________ Signature _EVP________________________________ Print Name/Title
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Appendix A

Schedule I-A

Dated as of July 1, 2012

to the

Money Manager Agreement (the “Agreement”)

Dated as of July 1, 2012

between

Smith Breeden Associates Inc. (the “Manager”) and

TIFF Investment Program, Inc. for its TIFF Multi-Asset Fund (the “Fund”)

This fee schedule shall apply to the Managed Account generally referred to by the parties as the “beta account” with a mandate focused on US Treasury obligations.

As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to this Agreement, the Fund will pay to the Manager a fee according to the following formula:

First $500 million of assets*:	0.03% per annum
Assets* over $500 million:	0.02% per annum

* Average daily net assets of the Managed Account for which compensation is calculated under this Schedule I-A.

The fee shall be prorated for any period that is less than a full calendar month.

All capitalized terms used but not defined in this Schedule I-A shall have the meanings ascribed to them in the Agreement.

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Appendix A

Schedule I-B

Dated as of July 1, 2012

to the

Money Manager Agreement (the “Agreement”)

Dated as of July 1, 2012

between

Smith Breeden Associates Inc. (the “Manager”) and

TIFF Investment Program, Inc. for its TIFF Multi-Asset Fund (the “Fund”)

This fee schedule shall apply to the Managed Account generally referred to by the parties as the “low alpha account.” The Managed Account to which this fee schedule shall apply has a mandate focused on US Treasury Inflation Protected Securities supplemented by an overlay portfolio of high quality credits designed to produce modest excess returns.

As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to this Agreement, the Fund will pay to the Manager a fee according to the following formula:

First $200 million of assets*:	10 + [.200 x (Excess Return - 15 basis points)]
Assets* over $200 million:	5 + [.200 x (Excess Return - 15 basis points)]

Floor:	10 basis points (5 basis points on assets* over $200 million)
Cap:	85 basis points
Fulcrum:	48 basis points at 205 basis points Excess Return (assets* less than $200 million)

* Average daily net assets of the Managed Account for which compensation is calculated under this Schedule I-B (“Schedule I-B Assets”) for each month over rolling 12-month month periods. For purposes of this fee calculation, the assets managed pursuant to a Money Manager Agreement between the Manager and the Fund dated July 1, 2009 shall be considered Schedule I-B Assets, as the compensation and fee schedule that were in effect under the previous agreement and the compensation and fee schedule in this Schedule I-B are identical. These historical Schedule I-B Assets shall be adjusted to reflect the withdrawal of Schedule I-B Assets occurring in connection with the Effective Date of this Agreement. For example, if $150 million of Schedule I-B Assets is withdrawn on or about the Effective Date, assets for each month prior to such withdrawal shall be reduced by $150 million when calculating the rolling 12-month average daily net assets.

For purposes of this fee calculation, Excess Return is the amount by which the actual gross total return of the Schedule I-B Assets exceeds the Benchmark total return, measured over rolling 12-month periods. The Benchmark shall be the Barclays US Government Inflation-Linked Bonds Index Total Return (the “TIPS Benchmark”), or its successors.

If the Manager ceases to render services hereunder at any time during, and before the last day of, any calendar month, the Manager shall be entitled to a fee for services rendered hereunder during such month equal to 150% of the Floor (prorated based on the number of days during such calendar month that the Manager provided services hereunder) payable by the Fund on or before the last day of the month following the month in which the Manager ceased to render services hereunder.

All capitalized terms used but not defined in this Schedule I-B shall have the meanings ascribed to them in the Agreement.

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Appendix A

Schedule I-C

Dated as of July 1, 2012

to the

Money Manager Agreement (the “Agreement”)

Dated as of July 1, 2012

between

Smith Breeden Associates Inc. (the “Manager”) and

TIFF Investment Program, Inc. for its TIFF Multi-Asset Fund (the “Fund”)

This fee schedule shall apply to Managed Accounts designated from time to time, and generally referred to, by the parties as “high alpha accounts.” The initial Managed Account to which this fee schedule shall apply has a mandate focused on securitized credit opportunities, with primary emphasis in agency and non-agency securitized credit instruments backed by residential and commercial mortgages. Other mandates might focus on securitized credits, corporate credits, US government and agency obligations or other sectors within the fixed income market.

As compensation for the services performed and the facilities and personnel provided by the Manager pursuant to this Agreement, the Fund will pay to the Manager a fee as set forth below.

The Fund will pay the Manager (i) an asset based fee (the “Investment Management Fee") plus (ii) a performance based fee (the "Performance Based Fee"), each as described below.

Capitalized terms used throughout this schedule shall have the meanings given to them in the Agreement unless otherwise defined herein.

Investment Management Fee: The Fund will pay the Manager an asset based fee of 30 basis points (0.30%) per annum on the first $200 million of Managed Account assets and 25 basis points (0.25%) per annum on Managed Account assets in excess of $200 million, calculated monthly and based the aggregate average daily net assets of the Managed Accounts for which compensation is calculated under this Schedule I-C for the month to which the fee relates. The Investment Management Fee with respect to any Managed Account will be prorated for any period that is less than a full calendar month.

Calculation and Payment of Performance Based Fee: For each Calculation Period, the Performance Based Fee will be equal to 10 percent of the Performance Fee Accrual Account at the end of the Calculation Period if the Performance Fee Accrual Account is equal to or greater than 4.8 percent of the aggregate Managed Account assets for which compensation is calculated under this Schedule I-C as of the end of the Calculation Period. If the Performance Fee Accrual Account is less than 4.8 percent of such aggregate Managed Account assets but greater than zero as of the end of the Calculation Period, the Performance Based Fee will be equal to 2.5 percent of the Performance Fee Accrual Account. If the Performance Fee Accrual Account is a negative dollar amount as of the end of the Calculation Period, the Performance Based Fee will be zero. The Performance Based Fee shall be payable monthly, in arrears, in the month that follows the Calculation Period or, in the event of a complete withdrawal of Managed Account assets, in the month that follows such withdrawal. In the event of a complete withdrawal of Managed Account assets, the final Performance Based Fee will be equal to the entire Performance Fee Accrual Account, if such Account contains a positive balance. In the event of a complete withdrawal of Managed Account assets at a time when the Performance Fee Accrual Account contains a negative balance, the final Performance Based Fee will be zero.

Definitions Related to the Calculation and Payment of the Performance Based Fee:

Calculation Period: Calculation Period means each calendar month. In the event of a complete withdrawal, the final Calculation Period shall be the period that commences on first day of the month of withdrawal and ends on the date of complete withdrawal, even though less than a full month.

Effective Date: The Effective Date is the date on which the Fund has first placed assets with the Manager.

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Appendix A

Hurdle: The Hurdle is defined as total return of 1 month LIBOR for the Calculation Period + (235 basis points/12)* starting net asset value of the Managed Account assets as of the first day of the Calculation Period. The Hurdle is a USD amount and shall be calculated separately for each Managed Account that falls under this Schedule I-C. In the event of contributions to or withdrawals from the Managed Account assets, the Hurdle shall be pro-rated with respect to the Managed Account assets held for less than a full calendar month. Note: The total return of 1 month LIBOR can be obtained using the Bloomberg Ticker LUS1.

Net Appreciation: Net Appreciation means the excess, if any, of the ending net asset value of the Managed Account assets as of the last day of the applicable Calculation Period over the beginning net asset value of the Managed Account assets as of the first day of the applicable Calculation Period. The beginning net asset value will be increased to reflect any additional assets placed with the Manager during the applicable Calculation Period or reduced to reflect any assets withdrawn from the Manager during the applicable Calculation Period. Net Appreciation is a USD amount. Net Appreciation shall be calculated separately for each Managed Account that falls under this Schedule I-C.

Net Depreciation: Net Depreciation means the excess, if any, of the beginning net asset value of the Managed Account assets as of the first day of the applicable Calculation Period over the ending net asset value of the Managed Account assets as of the last day of the applicable Calculation Period. The beginning net asset value will be increased to reflect any additional assets placed with the Manager during the applicable Calculation Period or reduced to reflect any assets withdrawn from the Manager during the applicable Calculation Period. Net Depreciation is a USD amount. Net Depreciation shall be calculated separately for each Managed Account that falls under this Schedule I-C.

Incentive: For each Calculation Period, the Incentive is equal to 20% * (Net Appreciation or Net Depreciation – Investment Management Fee – Hurdle). Incentive is a USD amount and may result in a positive or negative product. The Incentive shall be calculated separately for each Managed Account that falls under this Schedule I-C.

Performance Fee Accrual Account: This account is a single, cumulative memo account into which (i) the Incentive of each Managed Account that falls under Schedule I-C is credited, if positive, or debited, if negative, for each Calculation Period and (ii) the Performance Based Fee, if any, is withdrawn each Calculation Period.

All capitalized terms used but not defined in this Schedule I-C shall have the meanings ascribed to them in the Agreement.

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